            MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
        MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                           (the "Funds")

                         POWER OF ATTORNEY

         Barton M. Biggs, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary
E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Chairman and a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                       /s/ Barton M. Biggs
                                       --------------------
                                       Barton M. Biggs

Date: April 23, 2001

          MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
       MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                          (the "Funds")

                         POWER OF ATTORNEY

         John A. Levin, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                       /s/ John A. Levin
                                       --------------------
                                       John A. Levin


Date:  April 27, 2001

          MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
       MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                            (the "Funds")

                         POWER OF ATTORNEY

         William G. Morton, Jr., whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary
E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                       /s/ William G. Morton, Jr.
                                       --------------------------
                                       William G. Morton, Jr.

Date:  April 25, 2001

          MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
         MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                          (the "Funds")

                        POWER OF ATTORNEY

         Samuel T. Reeves, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary
E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                       /s/ Samuel T. Reeves
                                       ---------------------
                                       Samuel T. Reeves

Date:  April 27, 2001

            MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
         MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                           (the "Funds")

                         POWER OF ATTORNEY

         Frederick O. Robertshaw, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary
E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                       /s/ Frederick O. Robertshaw
                                       ---------------------------
                                       Frederick O. Robertshaw

Date:  April 23, 2001

             MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
           MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                             (the "Funds")

                           POWER OF ATTORNEY

         Ronald E. Robison, whose signature appears below, does hereby constitute and appoint Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as President of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                       /s/ Ronald E. Robison
                                       --------------------------
                                       Ronald E. Robison

Date:  April 27, 2001

         MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
              THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
         MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER, INC.
                         (the "Funds")

                      POWER OF ATTORNEY

         John D. Barrett, II, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary
E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                       /s/ John D. Barrett, II
                                       ------------------------
                                       John D. Barrett, II

Date:  April 24, 2001

          MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
        MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                          (the "Funds")

                        POWER OF ATTORNEY

         Fergus Reid, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                       /s/ Fergus Reid
                                       -----------------------
                                       Fergus Reid

Date:  April 23, 2001

             MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
           MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                            (the "Funds")

                          POWER OF ATTORNEY

         Gerard E. Jones, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary
E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                       /s/ Gerard E. Jones
                                       -----------------------
                                       Gerard E. Jones

Date:  April 23, 2001

            MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUNDS, INC.
                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
          MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                            (the "Funds")

                          POWER OF ATTORNEY

         Andrew McNally, IV, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary
E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                       /s/ Andrew McNally, IV
                                       ----------------------
                                       Andrew McNally, IV

Date:  April 23, 2001

           MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
         MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                          (the "Funds")

                        POWER OF ATTORNEY

         Belinda A. Brady, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary
E. Mullin her true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Treasurer of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                       /s/ Belinda A. Brady
                                       --------------------------
                                       Belinda A. Brady

Date:  April 23, 2001

            MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
           MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                            (the "Funds")

                          POWER OF ATTORNEY

         Graham E. Jones, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary
E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                       /s/ Graham E. Jones
                                       ---------------------------
                                       Graham E. Jones

Date:  April 26, 2001